UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ULTRA PETROLEUM CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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000001 Mr A Sample Designation (if any) Add1 Add2 add3 Voting Control Number: add4 ABCDE1234567890 add5 add6 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 20, 2014. Meeting Information Meeting Type: Annual Meeting For Record Holders as of: April 02, 2014 Date: May 20, 2014 Time: 10:00 AM CDT Location: The Hyatt North Houston 425 N. Sam Houston Parkway E. Houston, Texas 77060 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at http://bit.ly/UPL-Proxy-Materials or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. CPUQC01.E.INT/000001/i1234 24FE14094_011LTD

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT 10-K/ANNUAL REPORT How to View Online: Have your 15 digit voting control number (printed on the first page of this Notice) and visit: http://bit.ly/UPL-Proxy-Materials. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: http://bit.ly/UPL-Paper-Proxy 2) BY TELEPHONE: 1-888-315-1872 3) BY EMAIL*: proxymaterials@ultrapetroleum.com * If requesting materials by e-mail, please send an e-mail containing your name and mailing address to the address noted above. Please put the words: “PROXY MATERIALS REQUEST” in the subject line of your e-mail. Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 06, 2014 to facilitate timely delivery. — How To Vote — Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.investorvote.com. Have your 15 digit voting control number (printed on the first page of this Notice) and follow the instructions. Vote By Mail: You can vote by requesting a paper copy of the materials, which will include a proxy card. Voting Items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Michael D. Watford 02 W. Charles Helton 03 Stephen J. McDaniel 04 Roger A. Brown 05 Michael J. Keeffe The Board of Directors recommends you vote FOR the following proposal(s): 2. Appointment of Ernst & Young LLP as Auditors of the Corporation for 2014. 3. Approval and Ratification of Ultra Petroleum Corp. 2015 Stock Incentive Plan. 4. Non-Binding Advisory Vote on Executive Compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 24FE14094_011LUE